EXHIBIT 32


               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of GUNDAKER/JORDAN AMERICAN HOLDINGS, INC. (the "Company") on Form 10-QSB for the period ending September 30, 2004, (the "Report"), I, W. Neal Jordan, Chief Executive Officer and Chief Financial and Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirement of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the Company's financial position and results of operations.


June 24, 2005



/s/ W. Neal Jordan
Chief Executive Officer and
Chief Financial and
Accounting Officer